SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): February 24, 1997
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                                    RTI INC.
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             (Exact name of registrant as specified in its charter)



          New York                        0-5887             11-2163152
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(State or Other Jurisdiction           (Commission)        (IRS Employer
     of Incorporation)                 File Number)     Identification No.)



     108 Lake Denmark Road, Rockaway, New Jersey             07866
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     (Address of principal executive offices)               (Zip Code)




Registrant's telephone number, including area code: (203) 656-1004
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          (Former name or former address, if changed since last report)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
         ------------------------------------

         Pursuant to an agreement among (i) Refrigeration Technology Inc. ("RefTech"), a newly-formed Delaware corporation wholly-owned by RTI Inc. (the "Company"), (ii) Quality Air, Inc., a New Mexico corporation ("QAI"), (iii) Rick
E. Bacchus, Rockney D. Bacchus and Ron Bacchus, the principal officers of QAI (the "Officers"), and (iv) Margie J. Bacchus, Philis Bacchus and Opal Simmons, the principal owners of QAI ( the "Owners"), dated February 24, 1997 (the "Acquisition Agreement"), among other things, QAI sold its business and substantially all of its assets to RefTech (the "Transaction"). Prior to the Transaction, QAI was a manufacturer of high-efficiency residential air coolers and central air conditioners, manufactured in Sunland Park, New Mexico and, through an affiliated Mexican company, Industrias QAI, S.A. de C.V. ("Industrias QAI"), in Ciudad Juarez, Mexico. The Company, through RefTech, intends to continue the acquired business.

         In accordance with the Transaction, which was consummated on February 24, 1997 (the "Closing"), RefTech delivered to QAI 235,000 shares of the Company's common stock, par value $.08 per share ("Common Stock"), 50,000 shares of which are being held in escrow for purposes of covering claims of RefTech which may arise under the indemnification provisions of the Acquisition Agreement. In addition, RefTech agreed to deliver to QAI (i) an additional 100,000 shares of Common Stock, if and when the Company's pre-tax fiscal year earnings from operations exceed $800,000, and (ii) an additional 125,000 shares of Common Stock, if and when such earnings exceed $1,200,000; provided, however, that such events occur prior to January 1, 2002.

         As part of the Transaction, RefTech acquired substantially all of the assets of QAI, the tangible assets of which, as of January 31, 1997 (unaudited), consisted primarily of approximately (i) $302,000 of inventory (a portion of which was at Industrias QAI), (ii) $159,000 (net of accumulated depreciation and amortization) of furniture, equipment and vehicles, (iii) $223,000 of loans to, and receivables from, Industrias QAI, (iv) $268,000 of third party receivables, and (v) $45,000 of cash. In addition, RefTech acquired all of the intangible assets of QAI, including a patent application of one


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of the  Officers  which had been  assigned to QAI. In the  Transaction,  RefTech
assumed  certain  specified   liabilities  of  QAI,   consisting  of  QAI's  (i)
indebtedness to the Company aggregating $670,000 plus accrued interest, which was incurred by QAI prior to its December 1996 letter of intent with the Company, (ii) indebtedness to Theo W. Muller, chief executive officer and Chairman of the Company, and his affiliated companies aggregating $830,000 plus accrued interest, $780,000 of which was incurred by QAI subsequent to its December 1996 letter of intent with the Company, (iii) QAI purchase commitments incurred in the ordinary course of QAI's business for inventories, supplies and services aggregating approximately $1,300,000, and (iv) other QAI scheduled liabilities incurred in the ordinary course of QAI's business aggregating approximately $45,000.

         It is anticipated that QAI will promptly liquidate and distribute its remaining assets (including its shares of Common Stock and its contingent rights to receive additional shares of Common Stock) to the shareholders of QAI.

         The Acquisition Agreement provides that, during the period through December 31, 2001, the Officers, as a group, are to have the non-assignable right to nominate three of the seven directors constituting the Company's Board of Directors.

         Prior to the Closing, the Company amended its By-Laws to provide that the Company's Chairman (currently Theo W. Muller) is to be the Company's Chief Executive Officer. Effective at the Closing, (i) the Company elected Rick E. Bacchus as President of the Company and Rockney D. Bacchus and Ron Bacchus as Vice Presidents of the Company, and (ii) each of the Officers entered into five-year employment agreements with RefTech (the "Employment Agreements"), pursuant to which Rick E. Bacchus was appointed President of RefTech (reporting to RefTech's Chairman and Chief Executive Officer, currently Theo W. Muller), Rockney D. Bacchus was appointed Vice President - Development of RefTech and Ron Bacchus was appointed Vice President - Manufacturing of RefTech. The Employment Agreements each provide that the employee is to receive annual base compensation of $80,000 and may be terminated without cause upon payment of two months' salary.


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         RefTech has agreed to lend up to an aggregate of $240,000 to the
Officers, repayable with interest at 1% over prime during the period ending December 31, 2001. RefTech (i) has the right to purchase from Bacchus Industries, an affiliate of the Owners and the Officers, equipment and vehicles which had been leased to QAI, for an amount equal to their fair market value, and (ii) has agreed to lease from Bacchus Industries the factory building in Sunland Park, New Mexico, which had been occupied by QAI, for a three-year period at a net rental of the lesser of (a) $6,500 per month, or (b) the payments due the Small Business Administration (the "SBA") under a loan between the SBA and the landlord.

         In contemplation of, as an integral part of, the Transaction, on February 19, 1997, RefTech entered into a sale and purchase agreement with Industrias QAI and its two shareholders, Opal Simmons and Robert Given (the "Industrias QAI Agreement"), pursuant to which RefTech was given the right to acquire either the capital stock of Industrias QAI or the business and assets of Industrias QAI, at its election at any time within sixty days after February 19, 1997. RefTech paid no additional consideration for its rights under the Industrias QAI Agreement. The purchase price to be paid upon closing of the Industrias QAI Agreement will be the higher of the book value of the capital stock of Industrias QAI (which had a deficit book value (unaudited) of approximately $12,000 as of January 31, 1997) or 1,000 Mexican pesos. RefTech has been granted the sole authority to manage Industrias QAI, whose only customer has been QAI, until such closing.

         The foregoing information with respect to the Transaction is qualified in its entirety by the complete text of the Acquisition Agreement and the other agreements referred to therein, copies of which are filed as exhibits hereto and are incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

(a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED - It is impracticable to provide the information required by this Item 7(a) at this time. Such financial statements will be filed under cover of a Form 8-K/A as soon as practicable, but not later than


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60 days from March 14, 1997,  the last date on which this Report on Form 8-K was required to have been filed.

(b) PRO FORM FINANCIAL INFORMATION - It is impracticable to provide the information required by this Item 7(b) at this time. Such pro forma financial information will be filed under cover of a Form 8-K/A as soon as practicable, but not later than 60 days from March 14, 1997, the last date on which this Report on Form 8-K was required to have been filed.

(c)      EXHIBITS  -
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         1. Acquisition Agreement, dated February 24, 1997, by and among
Refrigeration Technology, Inc., Quality Air, Inc., Margie J. Bacchus, Philis Bacchus, Rick E. Bacchus, Rockney D. Bacchus, Ron Bacchus and Opal Simmons.

         2. Escrow Agreement, dated as of February 24, 1997, by and among Refrigeration Technology, Inc., Quality Air, Inc., Margie J. Bacchus, Philis Bacchus, Rick E. Bacchus, Rockney D. Bacchus, Ron Bacchus and Opal Simmons, and Warshaw Burstein Cohen Schlesinger & Kuh, LLP, as escrow agent.

         3. Lease, dated February , 1997, between Stanley Jobe and Quality Air, Inc. and/or assigns.

         4. Employment Agreement, dated February 24, 1997, between Refrigeration Technology, Inc. and Rick E. Bacchus.

         5. Employment Agreement, dated February 24, 1997, between Refrigeration Technology, Inc. and Rockney D. Bacchus.

         6. Employment Agreement, dated February 24, 1997, between Refrigeration Technology, Inc. and Ron Bacchus.

         7. Conditional Sale and Purchase Agreement, dated February 19, 1997, by and between Industrias Q.A.I., S.A. de C.V., Opal Elizabeth Simmons Wheeler, Robert Harvey Given Trackman and Refrigeration Technology, Inc.

         8. Contract of Lease, dated February 1, 1996, between Polifibras de Chihuahua, S.A. de C.V. and Industrias Q.A.I., S.A. de C.V.


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         9. Revolving Credit Note, dated December 2, 1996, in the principal aggregate amount of $720,000, between RTI, Inc. and Quality Air, Inc.

         10. Form of Promissory Note from Quality Air, Inc. to Theo W. Muller and his assigns.

         11. Amendment of Sections 5.6 and 5.7 of the By-Laws of RTI, Inc.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       RTI INC.


                                       By: /s/ Theo W. Muller
                                          -------------------------
                                               Theo W. Muller
                                               Chairman and Chief
                                               Executive Officer
Date:  March 6, 1997


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